SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 19, 2009
MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2710 Wycliff Road, Raleigh, North Carolina 27607-3033

(Address of principal executive offices)
Registrant’s telephone number, including area code (919) 781-4550
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Appointment of Principal Officers.
On August 19, 2009, the Board of Directors of the Corporation elected Anne H. Lloyd as an Executive Vice President of the Corporation. Ms. Lloyd has been serving as Chief Financial Officer since 2005 and as Treasurer since 2006.
The Corporation issued a press release on August 25, 2009 announcing the election of Ms. Lloyd, which is filed as Exhibit 99.1 to this Report.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

99.1	Press Release dated August 25, 2009, announcing the election of Anne H. Lloyd as an Executive Vice President of the Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)
Date: August 25, 2009	By:	/s/ Anne H. Lloyd
Anne H. Lloyd
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 25, 2009, announcing the election of Anne H. Lloyd as an Executive Vice President of the Corporation.